UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2005

QUANTA CAPITAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Quanta Capital Holdings Ltd. (the "Company") proposes to offer 3,000,000 series A preferred shares (the "Preferred Shares") under its registration statement on Form S-3 (No. 333-129255) (the "Registration Statement"). The Registration Statement was declared effective by the Securities and Exchange Commission on November 2, 2005. This Current Report on Form 8-K is being filed for the purpose of filing as an exhibit the Preliminary Prospectus Supplement listed in Item 9.01 hereof in connection with the Registration Statement and with the public offering of the Preferred Shares.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Preliminary Prospectus Supplement of the Company dated December 5, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.
Date: December 5, 2005	/s/ Robert Lippincott III Robert Lippincott III Interim Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Preliminary Prospectus Supplement of the Company dated December 5, 2005.